Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kaya Holdings, Inc., a Delaware corporation (the “ Company ”) on Form 10-Q for the quarter ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “ Report”), I, Craig Frank, the Chairman, President, Chief Executive Officer and Acting Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August __, 2017

KAYA HOLDINGS, INC.

By:	/s/ Craig Frank
Chairman, President, Chief Executive Officer and Acting Chief Financial Officer
(Principal Executive, Financial and Accounting Officer)